Exhibit 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is executed by and among Green Field Energy Services, Inc. (the “Company”), a Delaware corporation, and Michel B. Moreno, (“Employee”).

Recitals:

On or about October 24, 2011, the Company and Employee executed an Employment Agreement (the “Employment Agreement”). The capitalized terms used in this Amendment have the meanings ascribed those terms in the Employment Agreement.

The Employment Agreement stated that the Effective Date and the Start Date were each October 6, 2011, however, this was an error and the correct Effective Date and the correct Start Date were each May 1, 2011.

As set forth in this Amendment, the parties have agreed to modify and correct both the Effective Date and the Start Date of the Employment Agreement.

Agreement:

In consideration of the foregoing recitals and the covenants and agreements stated herein, the Company and the Employee agree as follows:

1. The introductory paragraph of the Employment Agreement is hereby amended as follows:

The “Effective Date” will be May 1, 2011, not October 6, 2011.

2. Section 1.2 of the Employment Agreement is hereby amended as follows:

The “Start Date” as defined in Section 1.2 will be May 1, 2011, not October 6, 2011.

3. Miscellaneous.

A. The parties agree that the Employment Agreement will remain in full force and effect, except to the extent it has been expressly modified in this Amendment.

B. The parties acknowledge and agree that this Amendment does not establish any precedent to any subsequent amendments.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the dates noted opposite their respective signature lines.

/s/ Michel B. Moreno	GREEN FIELD ENERGY SERVICES, INC.
Michel B. Moreno, Individually
Date: April 13, 2012	BY:	/s/ Earl J. Blackwell
Name: Earl J. Blackwell Position: Secretary/ CFO
Date: April 13, 2012